SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                            FMS Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]  No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                           [FMS FINANCIAL LETTERHEAD]








March 24, 2005

Dear Fellow Stockholder:

         The Annual Meeting of Stockholders of FMS Financial Corporation (the "Corporation") will be held at the Riverton Country Club, Riverton, New Jersey on Thursday, April 28, 2005 at 10:30 a.m. Coffee and other refreshments will begin at 9:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Corporation. Directors and Officers of the Corporation will be present to respond to any questions stockholders may have.

         In addition to the election of directors, you will be asked to ratify the appointment of PricewaterhouseCoopers LLP, as the Corporation's Auditors for the 2005 fiscal year. The Board of Directors has unanimously approved each of these proposals and recommends that you vote "FOR" them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                            Sincerely,
                                            FMS Financial Corporation


                                            /s/Craig W. Yates

                                            Craig W. Yates
                                            President

--------------------------------------------------------------------------------
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
                                 (609) 386-2400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 28, 2005
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FMS Financial Corporation (the "Corporation"), will be held at the Riverton Country Club, Riverton, New Jersey on Thursday, April 28, 2005, at 10:30 a.m. for the following purposes:

         1.       To elect four directors; and

         2. To ratify the appointment of PricewaterhouseCoopers LLP as independent Auditors for the Corporation for the 2005 fiscal year;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 10, 2005 are the stockholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/THOMAS M. TOPLEY

                                              THOMAS M. TOPLEY
                                              Secretary
Burlington, New Jersey
March 24, 2005


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement and the accompanying proxy card are being mailed to stockholders of FMS Financial Corporation (the "Corporation") on or about March 24, 2005 in connection with the solicitation by the Corporation's Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at the Riverton Country Club, Riverton, New Jersey on Thursday, April 28, 2005 at 10:30 a.m.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent auditors), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Corporation written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         WHETHER OR NOT YOU ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD. SHARES CAN BE VOTED AT THE MEETING ONLY IF YOU ARE REPRESENTED BY PROXY OR ARE PRESENT IN PERSON.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 10, 2005 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting (the "Record Date"). On the Record Date, there were 6,502,300 shares of the Corporation common stock outstanding (the "Common Stock"). Each stockholder of record on the Record Date is entitled to one vote for each share held.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in Proposal 2, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Corporation as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.


                                                                  Percent of
                                                                   Shares of
Name and Address                          Amount and Nature      Common Stock
of Beneficial Owner                    of Beneficial Ownership  Outstanding(%)
-------------------                    -----------------------  --------------

Craig W. Yates                             1,386,889(1)(2)          21.33
227 Cliff Avenue
Edgewater Park, New Jersey  08010

Frances E. Yates                             596,700(1)(3)           9.18
11 Norumbega Drive
Camden, Maine  04843

Roy D. Yates                                 827,356(4)             12.72
26 Navajo Road
E. Brunswick, NJ 08816

All Executive Officers and Directors       2,376,974(5)             36.56
as a Group (12 persons)

---------------
(1) Frances E. Yates is the sister of Craig W. Yates. Pursuant to Schedules 13D filed by each individual, each disclaims beneficial ownership of Common Stock owned by the other.
(2) Excludes 210,000 shares owned by adult children. Craig W. Yates disclaims beneficial ownership of shares held by his adult children.

(footnotes continue on next page)

-------------------
(3) The information as to Frances E. Yates is derived from a Schedule 13D, dated March 1, 2000. Frances Yates has direct ownership of 388,500 shares with sole voting and dispositive power. She also has shared voting and dispositive power for 148,200 shares held in trusts for her two sons. In addition, her former husband, Edward Ackerman, owns 60,000 shares. Mr. Ackerman disclaims beneficial ownership of any shares other than the 60,000 shares he owns.
(4) Roy D. Yates is the nephew of Craig W. Yates. Includes 600,000 shares held as Co-Executor of Estate of Charles B. Yates and 31,356 shares held by minor children of Mr. Roy D. Yates.
(5) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 33,000 shares of Common Stock that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1989 stock option plan. See "Proposal I - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Exchange Act, requires the Corporation's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Corporation with the Securities and Exchange Commission and to furnish the Corporation with copies of such reports. To the best of the Corporation's knowledge, all of the filings by the Corporation's directors and executive officers were made on a timely basis during the 2004 fiscal year. Other than as disclosed under the caption " Principal Holders," the Corporation is not aware of any other beneficial owners, as defined in the Exchange Act regulations, of more then ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year term, with approximately one-third of the directors elected each year. The Board of Directors currently consists of nine members, each of whom also serves as a director of Farmers and Mechanics Bank (the "Bank"). Four directors will be elected at the Meeting, each to serve for a three-year term or until his or her successor has been elected and qualified.

         Edward J. Staats, Jr., Mary Wells, Craig W. Yates and Joseph W. Clarke, Jr. (the "Nominees") have been nominated by the Board of Directors, each for a term of three years. The Nominees currently serve as directors of the Corporation.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth the names, ages, terms of, and length of board service for the persons nominated for election as directors of the Corporation at the Meeting and each other director of the Corporation who will continue to serve as a director after the Meeting. Beneficial ownership of executive officers and directors of the Corporation, as a group, is set forth under the caption "Principal Holders."

                                                                                    Shares of Common
                                                                                   Stock Beneficially
                                  Age at           Year First       Current           Owned as of
                               December 31,        Elected or       Term to             March 10,            Percent of
Name                               2004            Appointed        Expire              2005(1)               Class (%)
----                              ------           ---------        ------             ---------              ---------
                                         BOARD NOMINEES FOR TERMS TO EXPIRE IN 2008
Edward J. Staats, Jr.               60                1996           2005                    10,000                      (5)
Mary Wells                          62                1998           2005                       779                      (5)
Craig W. Yates                      62                1990           2005                 1,386,889(3)                21.33%
Joseph W. Clarke, Jr.               67                2001           2005                       200                      (5)
                                               DIRECTORS CONTINUING IN OFFICE
Vincent R. Farias                   58                1996           2006                     4,525                      (5)
Wayne H. Page                       82                1954           2006                    40,588                      (5)
Roy D. Yates (2)                    42                2000           2007                   827,356                   12.72%
George J. Barber                    83                1973           2007                    20,917                      (5)
Dominic W. Flamini                  66                1986           2007                     1,100                      (5)

                                       NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
James E. Igo                        48                                                       34,797(6)                   (5)
Senior Vice
President and Senior
Lending Officer
Thomas M. Topley                    44                                                       20,655(4)                   (5)
Senior Vice
President of
Operations and
Corporate Secretary

-------------
(1) Except as otherwise noted below, includes certain stock owned by businesses in which the director is an officer or major stockholder or by spouses, or immediate family members, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power, unless otherwise indicated.
(2) Roy D. Yates is the nephew of Craig W. Yates. Includes 600,000 shares held as Co-Executor of Estate of Charles B. Yates.
(3) Excludes 210,000 shares owned by adult children. Craig W. Yates disclaims beneficial ownership of shares held by his adult children.
(4) Includes options to acquire 5,000 shares that may be exercised within 60 days of the record date for Mr. Topley.
(5)      Less than 1% of Common Stock outstanding.
(6) Include options to acquire 4,000 shares that may be exercised within 60 days of the record date for Mr. Igo.

Biographical Information

         The   principal   occupation  of  each  director  and  nominee  of  the
Corporation for the last five years is set forth below.

         Edward J.  Staats,  Jr. is  Superintendent  of Bridges  for  Burlington
County.

         Mary Wells is the President and Chief Executive Officer of Family Service of Burlington County.

         Craig W. Yates serves as President and Chief Executive Officer of the Corporation and the Bank. He became a director of the Bank in January 1990, a director of the Corporation in April 1990 and President of the Corporation and the Bank on December 31, 1990. In his capacity as President, Mr. Yates is responsible for the operations of the Corporation pursuant to the policies and procedures adopted by the Board of Directors.

         Joseph W. Clarke, Jr. is an attorney with Clarke Law Offices, PA located in Haddonfield, New Jersey.

         Vincent R. Farias is the President and owner of Farias Surf and Sport, a retail/rental establishment located in Beverly, New Jersey with facilities in several New Jersey coastal towns. Mr. Farias is a member of the Burlington County Board of Freeholders.

         Wayne H. Page serves as Vice Chairman of the Board. Mr. Page is the former owner of Page Funeral Home, Burlington, New Jersey, which he sold upon his retirement in 1986.

         Roy D. Yates serves as Chairman of the Board. Mr. Yates is a Professor of Electrical and Computer Engineering at Rutgers University in Piscataway, New Jersey. Roy D. Yates is the nephew of Craig W. Yates.

         George J. Barber serves as a director of the Corporation. Previously, he was Chairman of the Board of the Corporation and was President of the Bank from 1973 until his retirement in 1986.

         Dominic W. Flamini is the President and owner of First U.S. Management Corporation, a real estate development and property management Corporation located in Moorestown, New Jersey. Mr. Flamini is a residential and commercial mortgage broker for the Avis Mortgage Group located in Haddon Township, New Jersey.

Meetings and Committees of the Board of Directors

         The Corporation is governed by a Board of Directors and various committees of the Board which meet regularly throughout the year. During the fiscal year ended December 31, 2004, the Board of Directors held 12 meetings. No director of the Corporation attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period. The Board maintains a Compensation Committee, as well as an Audit Committee and a Nominating Committee.

         The Compensation Committee, currently composed of Directors Staats, Wells, Farias, Page, Flamini, Barber, Clarke and Roy D. Yates, who have been determined to be independent in accordance with the requirements of the Nasdaq Stock Market, meets at least annually to review and recommend salary increases and/or salary adjustments. The Compensation Committee met one time during the year ended December 31, 2004.

         The Audit Committee currently consists of Directors Staats, Wells, Farias, Page, Flamini, Barber, Clarke and Roy D. Yates, each of whom has been determined to be independent in accordance with the rules of the Nasdaq Stock Market. The Board of Directors has determined that Mr. Barber is an "audit committee financial expert" as defined in the Exchange Act.

         The Audit Committee is responsible for recommending the appointment of the Corporation's independent accountants and meeting with such accountants with respect to the scope and review of the annual audit. Additional responsibilities of the Audit Committee are to ensure that the Board of Directors receives objective information regarding policies, procedures and activities of the Corporation with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters and such other activities of the Corporation as may be directed by the Board of Directors. The Audit Committee met six (6) times during the year ended December 31, 2004.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee.

         Report of the Audit Committee. For the fiscal year ended December 31, 2004, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with Company's independent Auditor, PricewaterhouseCoopers LLP, all matters required to be discussed under Statement on Auditing Standards No. 61., and (iii) received from PricewaterhouseCoopers LLP disclosures regarding PricewaterhouseCoopers LLP's independence as required by Independence Standards Board Standard No. 1 and discussed with PricewaterhouseCoopers LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

         Audit Committee:

                  Edward J. Staats
                  Vincent R. Farias
                  Wayne H. Page
                  George J. Barber
                  Dominic W. Flamini
                  Mary Wells
                  Roy D. Yates
                  Joseph W. Clarke, Jr.

Director Nomination Process

         The Nominating Committee consists of Directors Staats, Wells, Farias, Page, Flamini, Barber and Roy D. Yates. The Nominating Committee, which is a standing committee, met one time during the year ended December 31, 2004. As defined by Nasdaq, each member of the Committee is an independent director. The responsibilities of the members of the Nominating Committee are set forth in a charter, a copy of which is posted on the Corporation's web site at www.FMSbank.net.
---------------

         The Corporation does not currently pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Committee's process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Corporation and its wholly-owned subsidiary, Farmers and Mechanics Bank. Additionally, the Committee will consider persons recommended by stockholders of the Corporation in selecting the Committee's nominees for election. There is no difference in the manner in which the Committee evaluates persons recommended by directors or officers and persons recommended by stockholders in selecting Board nominees.

         In order for nominations by stockholders to be voted upon at an annual meeting, the nomination(s) must be in writing and delivered to the secretary of the Corporation at least 30 days nor more than 60 days prior to the date of the annual meeting. However, if less than 31 days notice of the meeting is given to stockholders, such written notice shall be delivered or mailed to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Notice to the Corporation of such nominations must include certain information required pursuant to the Corporation's Certificate of Incorporation. A copy of the Certificate of Incorporation may be obtained by writing to the Secretary of the Corporation at FMS Financial Corporation, 3 Sunset Road, Burlington, New Jersey 08016. In addition, the Committee believes potential directors should be knowledgeable about the business activities and market areas in which the Corporation and its subsidiaries engage.

Stockholder Communications

         The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Corporation from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. In addition, stockholders may communicate with the Board of Directors via electronic mail correspondence. The Board encourages but does not have a formal policy which requires directors to attend the annual meeting of stockholders. All of the Board's members attended the 2004 annual meeting of stockholders.

--------------------------------------------------------------------------------
                  DIRECTORS AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         For 2004, Directors received $12,000 for serving as Directors of the Corporation and the Bank. The President does not receive director fees or fees for attendance at Board or committee meetings. The Chairman of the Board received $6,000 in addition to directors fees for serving as Chairman for fiscal year ended December 31, 2004. Total fees paid to directors for the fiscal year ended December 31, 2004 were $102,000.


Executive Compensation

         The following table sets forth the cash and non-cash compensation awarded to the chief executive officer and other named executive officers who served in such capacity during such period and received total cash compensation in excess of $100,000 for each of the three years ended December 31, 2004.


                                                            Annual Compensation          All Other
Name and Principal Position                    Year       Salary ($)       Bonus ($)   Compensation ($)
---------------------------                    ----       ----------       ---------   ----------------
Craig W. Yates                                 2004          208,942          10,000        9,895(1)
President and CEO
                                               2003          205,000          10,250        9,048(1)
                                               2002          205,000          10,000           76

James E. Igo                                   2004          109,923          10,000        7,331(1)(4)
Senior Vice President and Senior Lending
Officer
                                               2003          100,451          12,000        4,679(1)
                                               2002           94,904          15,000        5,099(2)

Thomas M. Topley                               2004          106,923          10,000        5,346(1)
Senior Vice President of Operations and
Corporate Secretary
                                               2003           99,147           8,000        5,423(1)
                                               2002           94,904          10,000        2,596(3)

----------------
(1) Includes the values of the Corporation matching contribution to the 401(k) retirement plan.
(2)   Includes $5,059 paid for unused vacation.
(3)   Includes $2,588 paid for unused vacation.
(4)   Includes $1,784 paid for unused vacation.

                                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                        AND FISCAL YEAR END OPTION/SAR VALUES

                                 Number of Securities
                                Underlying Unexercised            Value of Unexercised
                                     Options/SARs              in-the-Money Options/SARs
                      at Fiscal Year-End at Fiscal Year-End
                                     (#) ($)
           Name               Exercisable/Unexercisable        Exercisable/Unexercisable
           ----               -------------------------        -------------------------
James E. Igo (1)                          4,000 / -               $44,000 / $ --
Thomas M. Topley (1)                      5,000/ -                $55,000 / $ -

-----------------------
(1) Based upon an exercise price of $10.00 per share and the closing market price of $21.00 as of December 31, 2004.

Compensation Committee, Interlocks and Insider Participation

         The Corporation's Compensation Committee serves as the Compensation Committee for executive officers of the Corporation and the Bank. George J. Barber, a director and member of the Compensation Committee, served as President of the Bank from 1973 until his retirement in 1986.

         No member of the Committee is, or was during 2004, an executive officer of another Corporation whose board of directors has a comparable committee on which one of the Corporation's executive officers serves. None of the executive officers of the Corporation is, or was during 2004, a member of a comparable compensation committee of a Corporation of which any of the directors of the Corporation is an executive officer.

Report of the Compensation Committee on Executive Compensation

         The Corporation's executive officers consist of Craig W. Yates (President and Chief Executive Officer), Channing L. Smith (Vice President and Chief Financial Officer), James E. Igo (Senior Vice President and Senior Lending Officer) and Thomas M. Topley (Senior Vice President of Operations and Corporate Secretary). The Compensation Committee of the Corporation determines the compensation of the executive officers. This committee meets at the end of each year to determine the level of any salary increase to take effect as of the beginning of the following year. The committee also approves any perquisites payable to these executive officers. All of the directors, except Craig W. Yates, serve on the Compensation Committee.

         The committee determines the level of salary increase, if any, to take effect on January 1, of the following year after reviewing various published surveys of compensation paid to executives performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Corporation's market area. Although the committee did not set compensation levels for executive officers based on whether particular financial goals had been achieved by the Corporation, the committee did consider the overall profitability of the Corporation when making these decisions. With respect to each particular executive officer, his or her particular contributions to the Corporation over the past year are also evaluated.

         The committee believes that the Corporation's performance in any short term period may vary greatly depending on general economic trends and market forces beyond the reasonable ability of any person or institution to predict or foresee. The committee does not, therefore, attempt to follow any strict relationship between the immediate performance of the Bank and the Chief Executive Officer's and other officers' compensation.

         Compensation Committee:

                  Dominic W. Flamini
                  George J. Barber
                  Wayne H. Page
                  Edward Staats
                  Vincent R. Farias
                  Mary Wells
                  Roy D. Yates
                  Joseph W. Clarke, Jr.

Stock Performance Graph

         The following graph compares the cumulative total shareholder return of the Common Stock of the Corporation with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on December 31, 1999 and the reinvestment of dividends when paid. The graph provides comparisons at the end of the fiscal years of the Corporation.

         There can be no assurance that the Corporation's stock performance will continue into the future with the same or similar trends depicted in the graph below. The Corporation will not make nor endorse any predictions as to future stock performance.

                               [GRAPHIC OMITTED]



===============================================================================
                       12/31/99  12/31/00  12/31/01  12/31/02 12/31/03 12/31/04
-------------------------------------------------------------------------------
CRSP Nasdaq U.S. Index     $100       $60     $  48      $ 33     $ 49     $ 54
-------------------------------------------------------------------------------
CRSP Nasdaq Bank Index      100       114       124       127      163      186
-------------------------------------------------------------------------------
FMS Financial               100        96        97       148      201      236
===============================================================================

Benefits

         Retirement Plans. The Corporation, through the Bank, sponsors a non-contributory pension plan (the "Pension Plan") for all full-time employees who have completed one year of service and have attained the age of 21. The Pension Plan is a defined benefit plan which provides for monthly payments to, or on behalf of, each covered employee, based upon the employee's average monthly earnings for the participant's three highest consecutive years ("average compensation"). Benefits are payable at the employee's Normal Retirement Date. Benefits are reduced for participants who have less than 35 years of service at their Normal Retirement Date. The amount of a participant's monthly normal retirement benefit is equal to 65% of the participant's average monthly compensation plus 22.5% of such monthly earnings in excess of his level of Social Security covered compensation. Under the Pension Plan, the Bank makes annual contributions to fund the benefits computed on an actuarial basis. The total pension contribution for the fiscal year ended December 31, 2004 was $886,885. Participants' benefits become 100% vested upon the completion of five years of service with the Corporation. As of December 31, 2004, Craig W. Yates, James E. Igo and Thomas M. Topley each had 14 years of service credited under the Pension Plan.

         The following table illustrates the annual pension benefits (assuming normal retirement during 2004) at age 65 under the Pension Plan at various levels of compensation and years of service. Such amounts are in addition to benefits payable under Social Security. For 2004, the maximum benefit payable under the Pension Plan was $165,000.


                          Benefits Based on 35 Year Service Requirement
                                and Normal Retirement During 2004

                          Years of Service at Normal Retirement Date
Final Average  ----------------------------------------------------------------
Compensation     5         10      15        20        25        30        35
------------   -----     -----   ------    ------    ------    ------    ------

   $ 50,000    4,764     9,528   14,292    19,056    23,820    28,584    33,347
     75,000    7,889    15,778   23,667    31,556    39,445    47,334    55,222
    100,000   11,014    22,028   33,042    44,056    55,070    66,084    77,097
    125,000   14,139    28,278   42,417    56,556    70,695    84,834    98,972
    150,000   17,264    34,528   51,792    69,056    86,320   103,584   120,847
    175,000   20,389    40,778   61,167    81,556   101,945   122,334   142,722
    200,000   23,514    47,028   70,542    94,056   117,570   141,084   164,597


Certain Relationships and Related Transactions

         The Bank, like many financial institutions, grants loans to its officers and directors. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Corporation. Savings institutions are permitted to make loans to executive officers, directors and principal shareholders ("insiders") on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the Bank that is widely available to employees of the Bank or its affiliates and does not give preference to any insider over other employees of the Bank or affiliate. The Bank maintains a benefits program whereby mortgage loans are offered to all employees and directors at a discount of the then-prevailing rate at the time of grant. This rate is only available during the term of the employee's employment or the director's board membership. Upon termination, resignation or retirement, the rate reverts to the market rate that existed at the time the loan is granted.

All other loans to insiders have been made in the ordinary course of business, and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features.

         Set forth below is certain information relating to loans made on preferential terms to executive officers and directors of the Corporation and its subsidiaries whose total aggregate loan balances exceeded $60,000 at any time during the year ended December 31, 2004.

                                                                             Highest                          Prevailing
                                                                              Unpaid                             Market
                                                                             Balance    Balance    Interest     Interest
                                                     Date     Original Loan   Since        at        Rate     Rate at Date
Name and Position          Loan Type              Originated     Amount      12/31/03   12/31/04    Paid %    Originated (%)
-----------------          ---------              ----------    --------     --------   --------   -------    --------------
Dominic W. Flamini         First Mortgage on
Director                   primary residence       11/01/02        445,000    445,000     403,205    5.625      6.625

James E. Igo               (a) First mortgage
Senior Vice President      on primary              08/01/03        169,000    162,913     146,683    3.625      4.625
and Senior Lending         residence
Officer
                           (b) Equity Reserve      11/09/01         25,000          0           0    4.250      5.250

Channing L. Smith          (a) First mortgage
Vice President and Chief   on primary              08/09/02        120,000    117,786     115,819    4.750      5.750
Financial Officer          residence
                           (b) Equity Reserve      02/23/95         31,000          0           0    4.250      5.250

Thomas M. Topley           First Mortgage on       04/08/03        200,000    175,596     167,718    3.750      4.750
Senior Vice President of   primary residence
Operations and
Corporate Secretary


--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP was the Corporation's independent Accountant for the 2004 fiscal year. The Board of Directors has appointed PricewaterhouseCoopers LLP to be its independent Auditors for the fiscal year ending December 31, 2005, subject to ratification by the Corporation's stockholders. The engagement of PricewaterhouseCoopers LLP was approved in advance by the Audit Committee. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Audit Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2004 and 2003 were $113,000 and $99,000, respectively.

         Audit Related Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for assurance and related services related to the audit of the annual financial statements and to the review of the quarterly financial statements for the years ended December 31, 2004 and 2003 were $0 and $22,000, respectively, and consisted mainly of audits of employee benefit plans.

         Tax Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for tax compliance, tax advice or tax planning for the year ended December 31, 2004 and 2003 were $0 and $4,570, respectively.

         All Other Fees. There were no fees billed by PricewaterhouseCoopers LLP for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" for the years ended December 31, 2004 and 2003.

         The Audit Committee has not adopted any pre-approval policies and procedures for audit and non- audit services to be performed by the independent auditors. Such services are approved in advance by the Audit Committee itself. No services were approved pursuant to the de minimus exception of the Sarbanes-Oxley Act of 2002.

         Ratification   of  the   appointment  of  the  Auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Corporation at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's Auditors for the 2005 fiscal year.

--------------------------------------------------------------------------------
                    2005 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Corporation's proxy statement for the annual meeting of stockholders to be held in 2006, all stockholder proposals must be submitted to the Secretary of the Corporation at its offices at 3 Sunset Road, P.O. Box 397, Burlington, New Jersey 08016, on or before November 23, 2005. Under the Certificate of Incorporation, stockholder proposals not included in the Corporation's 2005 proxy statement, in order to be considered for possible action by stockholders at the 2006 annual meeting of stockholders, must be submitted to the Secretary of the Corporation, at the address set forth above by March 27, 2006. In addition, stockholder proposals must meet other applicable criteria set forth in the Certificate of Incorporation of the Corporation in order to be considered at the 2006 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. If any other matters, not now known, properly come before the meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by facsimile or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE (EXCLUDING EXHIBITS) TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FMS FINANCIAL CORPORATION, 3 SUNSET ROAD, BURLINGTON, NEW JERSEY 08016.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/THOMAS M. TOPLEY

                                              THOMAS M. TOPLEY
                                              Secretary


Burlington, New Jersey
March 24, 2005

--------------------------------------------------------------------------------
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
                                 (609) 386-2400
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 2005
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of the Corporation, or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of FMS Financial Corporation (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Riverton Country Club, Riverton, New Jersey, on Thursday, April 28, 2005, at 10:30 a.m., and at any and all adjournments thereof, as follows:

                                      FOR           WITHHELD          FOR
                                      -----         --------          ---
                                      ALL           AUTHORITY FOR     ALL
                                      ---           -------------     ---
                                      NOMINEES      ALL NOMINEES      EXCEPT
                                      --------      ------------      ------


1.  To elect as directors all nominees
    listed below for three-year terms
    (except as marked to the contrary):  |_|             |_|            |_|

    Edward J. Staats, Jr.    o
    Mary Wells               o
    Craig W. Yates           o
    Joseph W. Clarke, Jr.    o

    INSTRUCTIONS: To withhold your vote for any individual nominee(s),mark "FOR ALL EXCEPT" and fill in the circle (as shown here o) next to the name of each nominee you wish to withhold.

                                      FOR          AGAINST         ABSTAIN
                                      ---          -------         -------
2.  To ratify the appointment of
    PricewaterhouseCoopers LLP as
    Auditors for the Corporation
    for the 2005 fiscal year.         |_|             |_|            |_|


In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF EXECUTED, WILL BE VOTED FOR EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of Notice of the Meeting, a Proxy Statement dated March 24, 2005, and a 2004 Annual Report.

         Please sign exactly as your name or names appear on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by duly authorized person.

Please check box if you are planning to attend Meeting  |_|

NOTE: IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.


                                          --------------------------------------
                                          PRINT NAME OF STOCKHOLDER


                                          --------------------------------------
                                          SIGNATURE OF STOCKHOLDER


                                          --------------------------------------
                                          PRINT NAME OF STOCKHOLDER


                                          --------------------------------------
                                          SIGNATURE OF STOCKHOLDER




                                          Date:
                                                --------------------------------



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------